UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2010

                                BCB BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

            New Jersey               0-50275                     26-0065262
------------------------------    ----------------        ----------------------
(State or Other Jurisdiction)     (Commission File No.)   (I.R.S. Employer
      of Incorporation)                                    Identification No.)


104-110 Avenue C, Bayonne, New Jersey                            07002
--------------------------------------                    --------------------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (201) 823-0700
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events
           ------------

     On March 31, 2010, BCB Bancorp, Inc. (the "Company"), the parent company of BCB Community Bank, and Pamrapo Bancorp, Inc. ("Pamrapo"), the parent company of Pamrapo Savings Bank, S.L.A., agreed to revise the structure of their proposed merger pursuant to Section 9.2 of the Agreement and Plan of Merger, dated as of June 29, 2009, as amended (the "Merger Agreement"), pursuant to which Pamrapo will merge with and into the Company (the "Merger"). It is the intent of the parties that the Merger will be completed as contemplated in the Merger Agreement except that (i) the directors as set forth in Exhibit 1.4 of the Merger Agreement of the surviving corporation and surviving institution shall be revised so as to consist of Robert Ballance, Judith Q. Bielan, Joseph Brogan, James Collins, Mark D. Hogan, Joseph Lyga, Donald Mindiak, Alexander Pasiechnik, Joseph Tagliareni, Robert Hughes and Kenneth Walter and (ii) directors Conaghan and Brockman will waive their rights to a Consulting Agreement or advisory board position with the surviving corporation and surviving institution pursuant to
Section 6.11(j) of the Merger Agreement.

     In addition, each of the Company and Pamrapo will waive its right to consider the above referenced changes from constituting a "burdensome condition" as defined in the Merger Agreement. All other terms of the Merger Agreement remain unchanged.

     The preceding disclosure is qualified in its entirety by reference to the letter between the Company and Pamrapo, dated March 31, 2010, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

     This Form 8-K contains certain forward-looking statements about the proposed merger of the Company and Pamrapo and the effects of the proposed merger on the companies. These statements speak only as of the date they are made. The companies undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." Certain factors that could cause actual results to differ materially from expected results include delays in completing the merger, difficulties in achieving cost savings from the merger or in achieving such cost savings within the expected time frame, difficulties in integrating the Company and Pamrapo, increased competitive pressures, changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business in which the Company and Pamrapo are engaged, changes in the securities markets and other risks and uncertainties disclosed from time to time in documents that the Company and Pamrapo file with the Securities and Exchange Commission (the "SEC").

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

     (a)  Financial Statements of Businesses Acquired. Not applicable.

     (b)  Pro Forma Financial Information. Not applicable.

     (c)  Shell Company Transactions. Not applicable.

     (d)  Exhibits.

           Exhibit 99.1   Letter  between BCB  Bancorp,  Inc. and
                          Pamrapo Bancorp, Inc., dated as of March 31, 2010.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       BCB BANCORP, INC.



DATE: April 6, 2010                    By: /s/ Donald Mindiak
                                           -------------------------------------
                                           Donald Mindiak
                                           President and Chief Executive Officer